Exhibit 24

                        POWER OF ATTORNEY

              AMERICAN ELECTRIC POWER COMPANY, INC.
      ANNUAL REPORT ON FORM 1O-K FOR THE FISCAL YEAR ENDED
      __________________DECEMBER_31,_1995_________________


     The undersigned directors of AMERICAN ELECTRIC POWER COMPANY, INC., a New York corporation (the "Company"), do hereby constitute and appoint E. LINN DRAPER, JR., G. P. MALONEY and P. J. DeMARIA, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form lO-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 28th day of February, 1996.


_/s/_P._J._DeMaria____________     _/s/_Angus_E._Peyton__________
P. J. DeMaria                      Angus E. Peyton

_/s/_E._Linn_Draper,_Jr.______     _/s/_Toy_F._Reid______________
E. Linn Draper, Jr.                Toy F. Reid

_/s/_Robert_M._Duncan_________     _/s/_Donald_G._Smith__________
Robert M. Duncan                   Donald G. Smith

_/s/_Robert_W._Fri____________     _/s/_Linda_Gillespie_Stuntz___
Robert W. Fri                      Linda Gillespie Stuntz

_/s/_Arthur_G._Hansen_________     _/s/_Morris_Tanenbaum_________
Arthur G. Hansen                   Morris Tanenbaum

_/s/_Lester_A._Hudson,_Jr.____     _/s/_Ann_Haymond_Zwinger______
Lester A. Hudson, Jr.              Ann Haymond Zwinger

_/s/_G._P._Maloney____________
G. P. Maloney

[ANNUAL\103.96C]